Mar. 01, 2018

LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 4, 2018

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MARCH 1, 2018, OF

CLEARBRIDGE SUSTAINABILITY LEADERS FUND (THE “FUND”)

During a meeting of the Board of Trustees of the fund (the “Board”) held on May 2-3, 2018, the Board approved a revision to the fund’s expense cap provisions to exclude acquired fund fees and expenses from the fund’s expense cap arrangement. Effective May 4, 2018, footnote 7 to the fee table in the fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

[7]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.